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                                   [ROYAL BANK LOGO] ROYAL BANK

                                                                   EXHIBIT 10.20
--------------------------------------------------------------------------------

DENIS BARRETTE                                  ROYAL BANK OF CANADA
Senior Account Manager                          Place Ville Marie
                                                Business Banking Centre
                                                1 Place Ville Marie
                                                Montreal, Quebec H3C 3E9
             [ROCK OF AGES CANADA INC. SEAL]
                                                Tel.: (514)874-5524
                                                Fax: (514) 874-3896


Rock of Ages Canada Inc.
4 Rock of Ages Street                      [ROCK OF AGES CANADA INC. SEAL]
P.O. Box 60
Beebe, Quebec
J0B 1E0

ATTENTION: MR. E.E. HAYDON, PRESIDENT
-------------------------------------

Dear Sir:

SUBJECT: CONFIRMATION OF CREDIT FACILITIES
------------------------------------------

Further to our recent discussions, we are pleased to confirm your credit facilities subject to the following terms and conditions:

LENDER:                     Royal Bank of Canada (the "Bank")

BORROWER:                   1) Rock of Ages Canada Inc. ("Borrower 1")
                            2) Rock of Ages Quarries Canada Inc. ("Borrower 2")
                            3) Rock of Ages Canada Inc. ("Borrower 3") (company
                               to be created further to the merger of
                               Borrowers 1) and 2) and the name change of Borrower 2)).

                            (individually a "Borrower" and collectively the "Borrowers")

CREDIT FACILITIES:          SEGMENT (1-10): Up to $2,450,000 credit available by
                            way of one or more of the following methods:

                            a) Variable-rate loans in Canadian dollars.

                            b) Variable-rate loans in U.S. dollars.

                            SEGMENT (1-20): Up to $100,000 Foreign Exchange Risk. The Risk amount to be determined by the Bank at its sole discretion on a transaction basis.

                            SEGMENT (1-30): Up to $10,000 Visa expense accosts.




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2) ROCK OF AGES QUARRIES CANADA INC.
3) ROCK OF AGES CANADA INC.                                              PAGE 2


CREDIT FACILITIES:
(Cont'd)                    SEGMENT (1-40):  $45,000 - 5-year term loan.

                            SEGMENT (1-50):  $1,050,000. - Direct leasing.

                            SEGMENT (1-60):  $250,000. - Temporary Operating
                                             loans (maturing August 1st 1997)

                            TOTAL UTILIZED UNDER SEGMENTS 1-10) AND 1-20) SHOULD NOT EXCEED $2,450,000.

                            SEGMENT (2-10): Up to $800,000 credit available by way of one or more of the following methods:

                            a) Variable-rate loans in Canadian dollars.

                            b) Variable-rate loans in U.S. dollars.

                            SEGMENT (2-20): Up to $50,000 Foreign Exchange Risk. The risk amount is determined by the Bank at its sole discretion and on a transaction basis.

                            SEGMENT (2-30): Up to $10,000 Visa expense accounts.

                            TOTAL UTILIZED UNDER SEGMENTS 2-10) AND 2-20) SHOULD NOT EXCEED $800,000.

                            SEGMENT (3-10): Up to $3,500,000 credit available by way of one or more of the following methods:

                            a) Variable-rate loans in Canadian dollars.

                            b) Variable-rate loans in U.S. dollars.

                            SEGMENT (3-20): Up to $150,000 Foreign Exchange Risk. The risk amount is determined by the Bank at its sole discretion and on a transaction basis.

                            SEGMENT (3-30): Up to $20,000 Visa expense accounts.

                            SEGMENT (3-40): $45,000 - 5-year term loan.

                            SEGMENT (3-50): $1,050,000. - Direct leasing.

                            TOTAL UTILIZED UNDER SEGMENTS 3-10) AND 3-20) SHOULD NOT EXCEED $3,500,000.

                            BORROWERS 1,2 AND 3 NOT TO EXCEED $4,615,000.





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1) ROCK OF AGES CANADA INC.
2) ROCK OF AGES QUARRIES CANADA INC.
3) ROCK OF AGES CANADA INC.                                              PAGE 3


CURRENCY:                   All dollar amounts stated herein refer to Canadian
                            funds unless otherwise specified.

                            When used herein, the expression "U.S. dollars" means the lawful money of the United States of America in same-day immediately available funds.

                            To calculate the credit available in U.S. dollars or the total borrowings outstanding, the Bank currently uses a conversion rate of 1.35 Canadian dollar for
                            1.00 U.S. dollar. The Bank may change this rate at any time at its discretion and the consequences of this change take effect immediately. If, as a result of a change, the total borrowings outstanding exceed the credit available, the Borrower must, on demand, make the reimbursement required to keep within established limits.

PURPOSES:                   Segments (1-10), (1-30), (2-10), (2-30), (3-10) and
                            (3-30):
                            -Financing general operations.

                            SEGMENTS (1-20), (2-20) AND (3-20):
                            -Foreign exchange hedging.

                            SEGMENTS (1-40) AND (3-40):
                            -Financing the purchase of a property adjacent to the production plant.

                            SEGMENTS (1-50) AND (3-50):
                            -Equipment financing on new saw and buffer.

                            SEGMENT (1-60):
                            -Temporary operating loans for peak period.

MARGIN:                     BORROWER 1) - SEGMENT 1-10
                            --------------------------
                            The aggregate of loans and preferred claims are not to exceed:

                            a)     50% of the lesser of the cost and the
                                   realizable value of the Borrower's rough and finished inventory (excluding supplies) and 25(cent)% of work in process free from any prior encumbrances and excluding any identifiable unpaid inventory within 30 days (the result will be included up to $1,000M, increased to $2,000M until segment (1-60) is outstanding); plus

                            b) 75% of the value of the Borrower's good trade accounts receivable free from any prior encumbrances, excluding:

                                   -    the total amount of any account
                                        receivable of which any portion is due
                                        for more than 120 days with some
                                        discretion left to the account manager
                                        on special circumstances; and

                                   -    accounts receivable due by persons
                                        affiliated with the Borrower (within the meaning of the CANADA BUSINESS CORPORATIONS ACT); plus

                            c) 40% of the net book value of the Borrower's tangible fixed assets (excluding the fixed assets pledged to the BFD).



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2) ROCK OF AGES QUARRIES CANADA INC.
3) ROCK OF AGES CANADA INC.                                               PAGE 4

MARGIN: (Cont'd)            BORROWER 2) - SEGMENT 2-10
                            --------------------------
                            The aggregate of loans and preferred claims are not to exceed:

                            a)     50% of the lesser of the cost and the
                                   realizable value of the Borrower's rough and finished inventory (excluding supplies) and 25% of work in process free from any prior encumbrances and excluding any identifiable unpaid inventory delivered within 30 days (the result will be included up to $500M); plus

                            b) 75% of the value of the Borrower's good trade accounts receivable free from any prior encumbrances, excluding:

                                   -     the total amount of any account
                                         receivable of which any portion is due
                                         for more than 120 days with some
                                         discretion left to the account manager
                                         on special circumstances; and

                                   -     accounts receivable due by persons
                                         affiliated with the Borrower (within
                                         the meaning of the CANADA BUSINESS
                                         CORPORATIONS ACT); plus

                            c) 40% of the net book value of the Borrower's tangible fixed assets.

                            (Any undermargin under Borrowers 1) and 2) to be covered by any excess margin from either Borrower).

                            BORROWER 3) - SEGMENT 3-10:
                            --------------------------
                            The aggregate of loans and preferred claims are not to exceed:

                            a)     50% of the lesser of the cost and the
                                   realizable value of the Borrower's rough and finished inventory (excluding supplies) and 25% of work in process free from any prior encumbrances and excluding any identifiable unpaid inventory delivered within 30 days (the result will be included up to $2,500M); plus

                            b) 75% of the value of the Borrower's good trade accounts receivable free from any prior encumbrances, excluding:

                                   -     the total amount of any account
                                         receivable of which any portion is due
                                         for more than 120 days with some
                                         discretion left to the account manager
                                         on special circumstances; and

                                   -     accounts receivable due by persons
                                         affiliated with the Borrower (within
                                         the meaning of the CANADA BUSINESS
                                         CORPORATIONS ACT); plus

                            c) 40% of the net book value of the Borrower's tangible fixed assets.





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2) ROCK OF AGES QUARRIES CANADA INC.
3) ROCK OF AGES CANADA INC.                                               PAGE 5


INTEREST RATES:             SEGMENTS (1-10)     - Prime Rate + 3/4% per annum
                            AND (2-10):         - US Base Rate + 3/4% per annum

                            SEGMENT (1-40):     - Prime Rate + 1 1/2%
                            SEGMENT (1-50):     - Standard Leasing rates
                            SEGMENT (1-60):     - Prime Rate + 1%
                                                - US Base Rate + 1%

                            SEGMENT (3-10):     - Prime Rate + 3/4%
                                                - US Base Rate + 3/4%

                            SEGMENT (3-40):     - Prime Rate + 1 1/2%
                            SEGMENT (3-50):     - Standard Leasing rates

                            The expression "Prime Rate" means the annual rate of interest announced by the Bank from time to time as its reference rate then in effect for determining interest rates on Canadian dollar commercial loans made by the Bank in Canada.

                            The expression "U.S. Base Rate" means the annual rate of interest announced by the Bank from time to time as its reference rate then in effect for determining interest rates on U.S. dollar commercial loans made by the Bank in Canada.

                            The Borrower shall pay outstanding accrued interest monthly on the date fixed by the Bank. Interest shall be calculated on the daily principal balance at the aforementioned annual interest rates based on the actual number of calendar days elapsed during the period in which interest is calculated, divided by 365. The annual rates of interest, which correspond to the rates calculated as aforesaid, are the rates so determined multiplied by the actual number of days in a calendar year and divided by
                            365. Outstanding interest payable bears interest at the rate of interest applicable to the relative loan and is payable on demand. Interest is payable in the same currency as the relative loan.


FEES: An annual standby fee of 1/4% shall be calculated daily on the unused portion of the loans under segments (1-10) and (2-10). For segment (3-10), the standby fee will apply only further to cancellation of segments (1-10) and (2-10). The accrued amount of this fee is payable monthly.





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2) ROCK OF AGES QUARRIES CANADA INC.
3) ROCK OF AGES CANADA INC.                                              PAGE 6


FEES: (Cont'd)              A non-refundable fee of $9,000. will be payable upon
                            acceptance of this confirmation of credit facility which will cover the worked involved with the annual review and the corporate restructuring asked for.


LEGAL COSTS:                All legal costs, fees and expenses incurred by the
                            Bank or on its behalf for establishing the credit facilities and related documentation, including security documentation, are for the account of the Borrower and payable on demand.


REPAYMENT:                  SEGMENTS (1-10), (1-30), {2-10), (2-30), (3-10)
                            -----------------------------------------------
                            AND (3-30):
                            ----------
                            -Repayment in full on demand.

                            SEGMENTS (1-20), (2-20) AND (3-20):
                            ----------------------------------
                            - Upon maturity of each contract.

                            SEGMENTS (1-40) AND (3-40):
                            --------------------------
                            - 53 months remaining on term loans (originally a
                              60-month term) reducing $833.33 per month + int.

                            SEGMENTS (1-50) AND (3-50):
                            --------------------------
                            - 4-year direct leasing.

                            SEGMENT (1-60):
                            --------------
                            - Maturing August 1st, 1997.


COLLATERAL SECURITY:        Borrower 1)
                            ----------

                            a) Assignment under Section 427 of the BANK ACT (Canada) covering (for example, raw materials, goods in process, finished products and supplies of the Borrower) insured for a sufficient amount; policies must be lodged with and losses made payable to the Bank.

                            b) Deed of Moveable Hypothec coveting the universality of present and future debts and all others assets of the Borrower with priority of rank to the BFD in reference to a specific property and to specific equipment that were previously owned by Andru Granite Inc.

                            c) General Assignment of Book Debts registered in Ontario for the Borrower and any other province where sales are to be made.

                            d) Guarantee and Postponement of Claim for $500,000. signed by Rock of Ages Quarries Canada Inc. supported by a directors' resolution.





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2) ROCK OF AGES QUARRIES CANADA INC.
3) ROCK OF AGES CANADA INC.                                              PAGE 7


COLLATERAL SECURITY:        Borrower 1) (Cont'd)
                            -----------

                            e) Deed of Immoveable Hypothec, 2nd rank for Labelle location, on all of the land and buildings of the Borrower.

                            f) Deed of Immoveable Hypothec, 2nd rank for Standstead location), on all of the land and buildings of the borrower.

                            g) Deed of Immoveable Hypothec, 1st rank of hypothec given by Rock of Ages Canada in the amount of $2,450,000 for all the land and buildings.

                            h) Postponement of Claim from Rock of Ages Corporation.

                            i) Deed of Immoveable Hypothec of 1st rank on the property located at 21 Main, Beebe, Quebec.

                            Borrower 2)
                            -----------

                            a) Assignment under Section 427 of the BANK ACT (Canada) covering (for example, raw materials, goods in process, finished products and supplies of the Borrower) insured for a sufficient amount; policies must be lodged with and losses made payable to the Bank.

                            b) Deed of Moveable Hypothec covering the universality of present and future debts and all others assets of the Borrower.

                            c) General Assignment of Book Debts registered in Ontario for the Borrower and any other province where sales are to be made.

                            d) Deed of Immoveable Hypothec on all of the land and buildings of the Borrower.

                            e)     Deed of Immoveable Hypothec, 1st rank
                                   Standstead location, on all the land and buildings of the Borrower.

                            f)     Post Claim from Rock of Ages Quarries Inc.





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2) ROCK OF AGES QUARRIES CANADA INC.
3) ROCK OF AGES CANADA INC.                                               PAGE 8



COLLATERAL SECURITY:        Borrower 3)
                            -----------

                            a) Assignment under Section 427 of the BANK ACT (Canada) covering (for example, raw materials, goods in process, finished products and supplies of the Borrower) insured for a sufficient amount; policies must be lodged with and losses made payable to the Bank.

                            b) Deed of Moveable Hypothec covering the universality of present and future debts and all others assets of the Borrower with priority of rank to the BFD in reference to a specific property and to specific equipment that were previously owned by Adru Granite Inc.

                            c) General Assignment of Book Debts registered in Ontario for the Borrower and any other province where sales are to be made.

                            d) Deed of Immoveable Hypothec, 1st rank of hypothec for all the land, buildings including the Labelle and Standstead locations plus the property located at 21 Main, Beebe, Quebec.

                            e)     Post Claim from Rock of Ages Corporation.


COVENANTS:                  The Borrowers covenant with the Bank as follows:

                            ON A COMBINED BASIS FOR BORROWERS (1) AND (2) AND FOR (3) AFTER (1) AND (2) ARE CANCELLED:

                            a) To maintain a minimum current ratio (current assets to current liabilities) of 1.4:1.

                            For the purposes of this calculation, "current assets" means inventory, accounts receivables, cash, term deposits and prepaid expenses; "current liabilities" means direct operating loans owing to the Bank and other lenders, accounts payable and accrued charges, including outstanding cheques, the portion of the term debt due within one year and all income taxes payable.

                            b) To maintain a maximum total liabilities/ tangible net worth ratio not in excess of 1.75:1. (to include in the tangible net worth, a 50% value of the book value of the "Carrieres Norgranite Inc. Investment").

                            For the purposes of this calculation, "tangible net worth" is made up of capital stock, additional paid-in capital, retained earnings and formally postponed debts, excluding intangible assets, leasehold improvements, loans to affiliates and investments in subsidiaries.

                            c) Any shortfall at year-end is to be covered by the parent companies within 90 days following the year-end.





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3) ROCK OF AGES CANADA INC.                                              PAGE 9



COVENANTS:
(Cont'd)             d)     The Borrowers will not lend nor guarantee any sum to
                            third parties without the prior written approval of the Bank.

                     e) The Borrower will deliver to the Bank such financial and other information as the Bank may reasonably require, including:

                            (i) Audited annual financial statements within 90 days of fiscal year-end of each borrower;

                            (ii)   Combined financial statements of borrowers
                                   (1) and (2) within 90 days of fiscal
                                   year-end;

                            (iii) Internal financial statements within 20 days of each month-end of each borrower;

                            (iv) Combined internal financial statements of borrowers (1) and (2) within 20 days of each month-end;

                            (v) Budget including capital expenditures of borrowers (1), (2) and (3) within 90 days of last fiscal year-end;

                            (vi)   Detailed listing of the aged accounts
                                   receivable and inventory confirmation for borrowers (1), (2) (3) within 20 days of each month-end;

                            (vii) Audited financial statements within 120 days of fiscal year-end for Swenson Granite Company Inc. (1996 to be forwarded to the Bank by July 31, 1997).

                            (iv)   TO BE ELIMINATED UPON CANCELLATION OF
                                   BORROWERS (1) AND (2).

                     f) The Borrower will promptly pay, when due, all income and other taxes payable.

                     g) The Borrower agrees to remit, as prescribed under the INCOME TAX ACT (Canada), the TAXATION ACT (Quebec) and any other applicable fiscal legislation, all deductions and withholdings made by the Borrower, as they fall due and to notify the Bank immediately upon failure to do so.

                            All above covenants shall remain in force for the benefit of the Bank regardless of the date advances are made or security taken.





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3) ROCK OF AGES CANADA INC.                                             PAGE 10



COVENANTS:
(Cont'd)                Note:   In respect of credit facilities repayable on
                        ----    demand, compliance by the Borrower with the
                                above covenants does not affect nor limit the Bank's right to demand full repayment of the facilities at its discretion and at any time, such covenants being an indication of what must be complied with for the Bank to favourably consider, without any obligation, to maintain a business relationship with the Borrower.

PROVISIONS REGARDING    a)      The Borrower declares to the Bank that as of
THE ENVIRONMENT:                date hereof:


                                -       it fully complies with environmental
                                        protection laws, regulations, bylaws and other requirements applicable to its property and activities;

                                -       it has obtained the environmental
                                        protection certificates, approvals,
                                        permits, authorizations and orders
                                        required for the use of its property and for carrying out its activities, if applicable;

                                - no notice, demand, ordinance, lawsuit or complaint was brought against it concerning environmental protection;

                                -       to its knowledge, there is no
                                        circumstance which may give rise to the
                                        revocation of the aforesaid
                                        certificates, approvals, permits,
                                        authorizations and orders or to the
                                        issue of a notice, demand, ordinance,
                                        lawsuit or complaint as aforesaid,
                                        except for those that it fully disclosed to the Bank in writing.

                        b) The Borrower shall comply strictly and in all respects with the requirements of environmental protection laws, regulations, bylaws and other requirements applicable to its property and activities and shall notify the Bank immediately in the event of any release or discovery of any contaminant upon, under, over or within its property or any contiguous real property or any real property on or near which a contaminant could reasonably be anticipated to be released that may affect its property and activities. The Borrower shall promptly forward to the Bank copies of all notices, permits, orders, demands or other documents and reports in connection with any release or the presence of any contaminant or any matters relating to environmental protection laws or otherwise as they affect its property and activities.




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3) ROCK OF AGES CANADA INC.                                             PAGE 11



PROVISIONS REGARDING
THE ENVIRONMENT:
(Cont'd)                c)      The Borrower shall provide the Bank, upon demand
                                and at the Borrower's expense, with all the information that the Bank may reasonably require regarding the environmental situation of the Borrower, notably concerning the Borrower's activities, moveable and immoveable property, and all contiguous property to its properties, if applicable, including an environmental audit report prepared by an environmental engineering firm acceptable to the Bank. It will be reasonable for the Bank to periodically request from the Borrower a confirmation that the statements regarding the environment contained herein are still true and that as of the date of such confirmation, no event occurred that may affect in any way its property and activities insofar as environmental protection is concerned.

                        d) The Borrower shall allow the Bank and its agents access to its property or to any information regarding its property or activities to enable the Bank to assess the risk that the Borrower's environmental situation represents to the Bank, to anticipate its effect or to take corrective action.

                        e) The Borrower shall indemnify and hold the Bank harmless against and from any and all claims, suits, actions, damages, costs, judgments or other expenses sustained or incurred by the Bank either in the exercise of the rights conferred on the Bank herein, or as beneficiary of security against the property of the Borrower, or under any other circumstance relating to environmental protection affecting the Borrower's property and activities.


INDEMNITY:              If, in the opinion of the Bank, the Bank is now or
                        becomes subject to, or if there is a change in:

                        a) any reserve or similar requirement against the assets of the Bank, deposits made with or for the account of, credit extended by, or any acquisition of funds for the extension of credit by, the Bank;

                        b) any reserve or similar requirement with respect to all or any part of the credit used by the Borrower hereunder or any unused portion of the credit facilities;

                        c) taxation, or the basis of taxation, of any payments due to the Bank hereunder (except for taxes on the overall net income of the Bank);



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2) ROCK OF AGES QUARRIES CANADA INC.
3) ROCK OF AGES CANADA INC.                                              PAGE 12


INDEMNITY:
(Cont'd)                d)      any requirement relating to capital adequacy; or

                        e) any other condition prescribed by law or by the interpretation thereof by competent authority, or any other condition, whether or not having the force of law, with which financial institutions carrying on business in Canada are or were generally complying;

                        which in the sole determination of the Bank, causes:

                                (i) an additional cost with respect to the credit facilities,

                                (ii)    a reduction in the revenues derived
                                        therefrom, or

                                (iii)   a reduction in the effective return
                                        hereunder or on the Bank's capital to a
                                        level below that which the Bank could
                                        have otherwise achieved (using any
                                        reasonable averaging and attribution
                                        method),

                        then, in any such event, the Borrower shall pay to the Bank, on demand, the amount which the Bank considers sufficient to compensate that additional cost, reduction in revenues, or reduction in rate of return. Absent manifest error, the amount established by the Bank shall be conclusive.


EVENTS OF DEFAULT:      Without limiting its right to demand at any time payment
                        of sums which are payable on demand, the Bank may, to the extent permitted by and in compliance with applicable law, immediately terminate the right of the Borrower to make further borrowings under the credit facilities, and demand immediate payment of all sums owing thereunder, including accrued interest, and realize on all or any portion of the security granted in its favor, upon the occurrence of any of the following events:

                        a) failure by the Borrower to pay the principal, interest or any other amount when due;

                        b) failure by the Borrower to observe or satisfy any covenant, condition or provision in this agreement or in any other agreement with the Bank, or in any security document established in favor of the Bank;

                        c) if the Borrower becomes insolvent, files a notice of intention to make a proposal to its creditors under the Bankruptcy and Insolvency Act, is declared bankrupt, makes an assignment of its property for the benefit of its creditors, or makes a bulk sale of any part of its assets without the prior consent of the Bank;

                        d) if any step is taken with respect to a compromise or arrangement with the creditors of the Borrower, or to have the Borrower declared bankrupt or wound up, or if a receiver is appointed with respect to any part of the property encumbered by security in favor of the Bank, or if any encumbrancer takes possession of any part of the Borrower's assets;





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3) ROCK OF AGES CANADA INC.                                              PAGE 13



EVENTS OF DEFAULT:
(Cont'd)                e)      if in the opinion of the Bank, there occurs:

                                (i)     a material adverse change in the
                                        Borrower's financial condition;

                                (ii) an unacceptable change in the ownership of the capital stock of the Borrower;

                                (iii)   the Borrower is subject to legal
                                        proceedings detrimental to its affairs;

                        f) the breach of any law, regulation, bylaw or requirement whether federal, provincial, municipal, or otherwise, concerning pollution of the environment, toxic materials, or other environmental hazards, or public health and safety, affecting any of the Borrower's property or activities.

                        Upon a demand for payment, whether or not pursuant to an event of default as aforesaid, the Borrower shall also pay to the Bank the aggregate face value of all bankers' acceptances and letters of guarantee or of credit which are unmatured or unexpired, as an anticipated discharge of the Borrower's obligation to indemnify the Bank in respect thereto.

EVIDENCE OF
INDEBTEDNESS:           If loans and transactions pertaining to the credit
                        facilities are not evidenced by promissory notes or other debt instruments, or by any other agreement with the Bank, the books and records of the Bank's unit or office in charge of the credit facilities, in which are kept the accounts and statements showing the principal amounts owing, interest thereon, fees and other sums due by the Borrower, and recorded the transactions pertaining to the credit facilities, shall, in the absence of manifest error, constitute conclusive evidence of the Borrower's indebtedness hereunder and of such transactions.

                        The Bank shall maintain on the books of its unit of account, accounts and records evidencing the outstanding principal amount of the loan of the Bank to the Customer under this Loan Facility together with any interest in respect thereof. The Bank shall maintain a record of the amount of the balance, each advance, and each payment of principal and interest on account of the loan. The Bank's accounts and records constitute in the absence of manifest error PRIMA FACIE evidence of the indebtedness of the Customer to the Bank under this Loan Facility.

                        1) if such position or net position is a credit in favour of the Customer, the Bank will apply the amount of such credit or any part thereof, rounded to the nearest $10,000. as a repayment of the Loan Facility, and the Bank will debit the Account with the amount of such repayment, and




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EVIDENCE OF
INDEBTEDNESS:
(Cont'd)                2)      if such position or net position is a debit in
                                favour of the Bank, the Bank will make an advance under the Loan Facility of such amount, rounded to the nearest $10,000. as is required to place the Account in such credit or net credit position as has been agreed between the Customer and the Bank from time to time.

                                provided that at no time shall the balance owing exceed the amount of the Loan Facility.


CONDITION
PRECEDENT:              Credit Facilities under Borrower 3) will only be
                        available when all facilities under Borrowers 1) and 2) are fully reimbursed and cancelled to the Bank's satisfaction.

REVIEW: The Bank may, at any time, revise the conditions applicable to the credit facilities and withdraw their availability, their availability. It is the Bank's practice to review credit facilities at least once annually. Unless the Borrower is in default, the conditions applicable to a term loan granted prior to the review or the withdrawal shall be maintained.


GOVERNING LAW:          This agreement shall be governed by the laws in force in
                        the province of Quebec.


We trust the foregoing is satisfactory to you and request that you indicate your acceptance by signing and returning the duplicate of this letter on or before July 11, 1997.



Yours truly,


ROYAL BANK OF CANADA


/s/ Denis Barrette
---------------------------------
Denis Barrette
Senior Account Manager


READ AND ACCEPTED ON THIS 2 DAY OF JULY 1997


ROCK OF AGES CANADA INC.

By: /s/                                   By: /s/
    ---------------------------------         ---------------------------------
Title: DIR. FINANCE                       Title: COMPTABLE




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ROCK OF AGES QUARRIES CANADA INC.


By: /s/ YVES BROUSSEAU                    By: /s/ GUY DROUIN
    ---------------------------------         ---------------------------------
Title: DIR. FINANCE                       Title: COMPTABLE




ROCK OF AGES CANADA INC. (NEW STRUCTURE)


By: /s/                                   By: /s/
    ---------------------------------         ---------------------------------
Title: DIR. FINANCE                       Title: COMPTABLE